ITEM 77Q(1)(a) - COPIES OF ANY MATERIAL AMENDMENTS TO THE
REGISTRANT'S CHARTER OR BY-LAWS

REGIONS FUNDS
Amendment No. 14
to the
Amended & Restated Declaration of Trust
dated May 19, 2000

THIS Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III
 from the Declaration of Trust and substitute in its place the following:

"Section 5.  Establishment and Designation of Series or Class.

Without limiting the authority of the Trustees set forth in Article XII,
 Section 8, inter alia, to
establish and designate any additional Series or Class, or to modify the rights and preferences of
any existing Series or Class the Series and Classes of the Trust are established and designated as:

Regions Morgan Keegan Select Balanced Fund
Class A Shares
Class B Shares
Class C Shares

Regions Morgan Keegan Select Fixed Income Fund
Class A Shares
Class B Shares
Class C Shares

Regions Morgan Keegan Select Government Money Market Fund
Regions Morgan Keegan Select Growth Fund
Class A Shares
Class B Shares
Class C Shares

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund
Class A Shares
Class C Shares
Class I Shares

Regions Morgan Keegan Select Limited Maturity Government Fund
Class A Shares
Class B Shares
Class C Shares

Regions Morgan Keegan Select Mid Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares

Regions Morgan Keegan Select Mid Cap Value Fund
Class A Shares
Class B Shares
Class C Shares

Regions Morgan Keegan Select Treasury Money Market Fund
Class A Shares
Class B Shares

Regions Morgan Keegan Value Fund
Class A Shares
Class B Shares
Class C Shares

	The undersigned hereby certify that the above-stated amendment is a true and correct
Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 14th day of
November, 2003.

	WITNESS the due execution hereof as of this 31st day of January, 2004.



/s/ J. Kenneth Alderman		/s/ W. Randall Pittman
J. Kenneth Alderman		W. Randall Pittman

/s/ William Jefferies Mann		/s/ Mary S. Stone
William Jefferies Mann		Mary S. Stone

/s/ James Stillman R. McFadden		/s/ Archie W. Willis, III
James Stillman R. McFadden		Archie W. Willis, III

/s/ Allen B. Morgan, Jr.		/s/ James D. Witherington, Jr.
Allen B. Morgan, Jr.		James D. Witherington, Jr.